Exhibit 10.1

AMENDMENT NO. 1

TO

THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 to the Third Amended and Restated Registration Rights Agreement (this “Amendment”) is made and entered into effective [__], 2024 (the “Amendment Effective Date”) between Arch Therapeutics, Inc., a Nevada corporation (the “Company”), and certain holders of the Company’s securities identified on the signature pages hereto (collectively, the “Consenting Holders”). Capitalized terms not defined herein shall have the same meaning as set forth in the Third A&R Registration Rights Agreement.

RECITALS:

WHEREAS, the Company and the Consenting Holders identified on the signature pages thereto entered into the Third Amended and Restated Registration Rights Agreement, dated as of March 12, 2024 (the “Third A&R Registration Rights Agreement”);

WHEREAS, Section 7(c) of the Third A&R Registration Rights Agreement provides that any provision of the Third A&R Registration Rights Agreement may be amended with the written consent of the Company and the Holders of 51% or more of the then outstanding Registrable Securities;

WHEREAS, the Company and the Consenting Holders wish to amend the Third A&R Registration Rights Agreement in order to update the definition Uplist Transaction; and

WHEREAS, the Consenting Holders collectively constitute 51% or more of the outstanding Registerable Securities.

NOW, THEREFORE, for due and adequate consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. The definition of Uplist Transaction in Section 1 of the Third A&R Registration Rights Agreement shall be amended and restated as follows:

““Uplist Transaction” means the listing of the Common Stock on any securities exchange registered with the Commission as a “national securities exchange” under Section 6 of the Exchange Act.”

2. Except as modified by this Amendment, all other terms and conditions in the Third A&R Registration Rights Agreement shall remain in full force and effect and this Amendment shall be governed by all provisions thereof, including Section 7(h) regarding governing law. No reference to this Amendment need be made in any instrument or document making reference to the Third A&R Registration Rights Agreement; any reference to the Third A&R Registration Rights Agreement in any such instrument or document shall be deemed a reference to the Third A&R Registration Rights Agreement as amended hereby. The Third A&R Registration Rights Agreement as amended hereby shall be binding upon the parties thereto and their respective assigns and successors.

3. This Amendment may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

ARCH THERAPEUTICS, INC.

By:
Name:	Michael S. Abrams
Title:	Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR CONSENTING HOLDERS FOLLOWS]

[CONSENTING HOLDERS SIGNATURE PAGES TO AMENDMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder:_____________________________________________________

Signature of Authorized Signatory of Holder:______________________________

Name of Authorized Signatory:_________________________________________

Title of Authorized Signatory:__________________________________________

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